UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2018

Novo Integrated Sciences, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-109118	59-3691650
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

11120 NE 2nd Street, Suite 200, Bellevue, WA 98004

(Address of principal executive offices)

(206) 617-9797

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CF$ 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 16, 2018, the Board of Directors (the “Board”) of Novo Integrated Sciences, Inc. (the “Company”) approved the Novo Integrated Sciences, Inc. 2018 Incentive Plan (the “Plan”). The material features of the Plan are summarized below.

Term

The Plan is effective January 16, 2018, and will remain in effect until such time as no shares of the Company’s common stock (and any other equity securities of the Company that may be substituted or resubstituted for such shares pursuant to the terms of the Plan) remains available for delivery under the Plan and the Company has no further rights or obligations under the Plan with respect to outstanding awards under the Plan, unless earlier terminated by action of the Board.

Purpose

The purpose of the Plan is to aid the Company in attracting, retaining, motivating and rewarding employees, non-employee directors and key consultants to the Company or its subsidiaries to provide for equitable and competitive compensation opportunities, to recognize individual contributions and reward achievement of Company goals, and promote the creation of long-term value for stockholders by closely aligning the interests of participants in the Plan with those of stockholders of the Company. The Plan authorized equity-based and cash-based incentives for participants.

Administration

The Plan shall be administered by the Compensation Committee of the Board, if one exists, or the Board if a Compensation Committee does not exist at any time (the “Committee”), which shall have full and final authority, in each case subject to and consistent with the provisions of the Plan, to select eligible persons to become participants; to grant awards; to determine the type and number of awards, the dates on which awards may be exercised and on which the risk of forfeiture or deferral period relating to awards shall lapse or terminate, the acceleration of any such dates, the expiration date of any award, whether, to what extent, and under what circumstances an award may be settled, or the exercise price of an award may be paid, in cash, stock, other awards, or other property, and other terms and conditions of, and all other matters relating to awards; to prescribe documents evidencing or setting terms of awards (such award documents need not be identical for each participant), amendments thereto, and rules and regulations for the administration of the Plan and amendments thereto; to construe and interpret the Plan and award documents and correct defects, supply omissions or reconcile inconsistencies therein; and to make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan. Decisions of the Committee with respect to the administration and interpretation of the Plan shall be final, conclusive, and binding upon all persons interested in the Plan, including participants, beneficiaries, transferees under the Plan and other persons claiming rights from or through a participant, and stockholders.

Stock Subject to Plan

Subject to adjustment as provided in the Plan, the total number of shares of stock reserved and available for delivery in connection with awards under the Plan (excluding, for the avoidance of doubt, any phantom stock or sale phantom stock) shall be 10,000,000 shares of common stock of the Company. Any shares of stock delivered under the Plan shall consist of authorized and unissued shares or treasury shares.

The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of shares of stock actually delivered differs from the number of shares previously counted in connection with an award.

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Shares that are potentially deliverable under an award under the Plan that are canceled, expired, forfeited, settled in cash or otherwise terminated without a delivery of such shares to the participant will not be counted as delivered under the Plan and shall be available for awards under the Plan. However, shares withheld in payment of the exercise price or taxes relating to an award and shares equal to the number surrendered in payment of any exercise price or taxes relating to an award shall be deemed to constitute shares delivered to the Participant and shall not be available for reissue as awards under the Plan.

Because shares will count against the number reserved pursuant to the terms of the Plan upon delivery, and subject to the share counting rules under the Plan, the Committee may determine that awards may be outstanding that relate to a greater number of shares than the aggregate remaining available under the Plan, so long as awards will not result in delivery and vesting of shares in excess of the number then available under the Plan.

Eligibility

Awards may be granted under the Plan only to an employee of the Company or any subsidiary, a non-employee director or key consultant to the Company, or a subsidiary, and any person who has been offered employment by the Company or a subsidiary, provided that such prospective employee may not receive any payment or exercise any right relating to an award until such person has commenced employment with the Company or a subsidiary.

Adjustments

In the event of any large, special and non-recurring dividend or other distribution (whether in the form of cash or property other than stock), recapitalization, forward or reverse split, Stock dividend, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the stock, the Committee shall adjust any or all of (i) the number and kind of shares of stock which may be delivered in connection with awards granted thereafter, (ii) the number and kind of shares of stock by which annual per-person award limitations are measured under the Plan, (iii) the number and kind of shares of stock subject to or deliverable in respect of outstanding awards and (iv) the exercise price, grant price or purchase price relating to any award or, if deemed appropriate, the Committee may make provision for a payment of cash or property to the holder of an outstanding option (subject to the terms of the Plan). In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including performance awards and performance goals and any hypothetical funding pool relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence, as well as acquisitions and dispositions of businesses and assets) affecting the Company, any subsidiary or other business unit, or the financial statements of the Company or any subsidiary, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee’s assessment of the business strategy of the Company, any subsidiary or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a participant, and any other circumstances deemed relevant.

Specific Terms of Awards

General. Awards may be granted on the terms and conditions set forth in the Plan. In addition, the Committee may impose on any award or the exercise thereof, at the date of grant or thereafter (subject to the terms of the Plan), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of awards in the event of termination of service by the participant, terms in the event of a change in control and terms permitting a Participant to make elections relating to his or her award. The Committee shall retain full power and discretion with respect to any term or condition of an award that is not mandatory under the Plan. The Committee shall require the payment of lawful consideration for an award to the extent necessary to satisfy the requirements of the Nevada Revised Statutes, and may otherwise require payment of consideration for an award except as limited by the Plan.

Options. The Committee is authorized to grant options to participants on the following terms and conditions which options may be incentive options or non-qualified options for purposes of the Internal Revenue Code of 1986, as amended (the “Code”):

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(i) The exercise price per share of stock purchasable under an option shall be determined by the Committee, provided that such exercise price shall be not less than the fair market value of a share of stock on the date of grant of such option.

(ii) The Committee shall determine the term of each option, provided that in no event shall the term of any option or stock appreciation rights (“SAR”) issued in tandem therewith exceed seven years. The Committee shall determine the time or times at which or the circumstances under which an option may be exercised in whole or in part (including based on achievement of performance goals and future service requirements), the methods by which such exercise price may be paid or deemed to be paid and the form of such payment (subject to the terms of the Plan), including, without limitation, cash, stock (including through withholding of stock deliverable upon exercise, if such withholding will not result in the recognition of additional accounting expense to the Company), other awards or awards granted under other plans of the Company or any subsidiary, or other property (including through “cashless exercise” arrangements, to the extent permitted by applicable law), and the methods by or forms in which stock will be delivered or deemed to be delivered in satisfaction of options to participants.

(iii) Options shall be issued pursuant to a Stock Option Agreement, substantially in the form as attached to the Plan.

Stock Appreciation Rights. The Committee is authorized to grant SARs to participants on the following terms and conditions:

(i) A SAR shall confer on the participant to whom it is granted a right to receive, upon vesting thereof, an amount in case equal to the excess of (A) the fair market value of one share of stock on the date of exercise (or, in the case of a “Limited SAR,” the fair market value determined by reference to the Change in Control Price, as defined under the Plan) over (B) the grant price of the SAR as determined by the Committee.

(ii) The Committee shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and future service requirements), the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which stock will be delivered or deemed to be delivered to participants, whether or not a SAR shall be free-standing or in tandem or combination with an option, and the maximum term of a SAR, which in no event shall exceed a period of seven years from the date of grant. Limited SARs that may only be exercised in connection with a change in control or other event as specified by the Committee may be granted on such terms, not inconsistent with the terms of the Plan, as the Committee may determine.

(iii) SARs shall be granted pursuant to a Stock Appreciation Rights Agreement, substantially in the form as attached to the Plan.

Phantom Stock. The Committee is authorized to grant phantom stock to participants on the following terms and conditions:

(i) A share of phantom stock shall confer on the participant to whom it is granted a right to receive, upon vesting thereof, such payments or amounts as set forth in the Phantom Stock Agreement.

(ii) The Committee shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which phantom stock shall vest in whole or in part, method of settlement, form of consideration payable in settlement.

(iii) Phantom stock shall be issued pursuant to a Phantom Stock Agreement, substantially in the form as attached to the Plan. Shares of phantom stock shall not be certificated.

Sale Phantom Stock. The Committee is authorized to grant sale phantom stock to participants on the following terms and conditions:

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(i) A share of phantom stock shall confer on the participant to whom it is granted a right to receive a proportionate share of such payments or amounts as set forth in the Sale Phantom Stock Agreement.

(ii) The Committee shall determine at the date of grant or thereafter, method of settlement, and form of consideration payable in settlement as to any sale phantom stock.

(iii) Sale phantom stock shall be issued pursuant to a Sale Phantom Stock Agreement, substantially in the form as attached to the Plan. Shares of sale phantom stock shall not be certificated.

Restricted Stock. The Committee is authorized to grant restricted stock to participants on the following terms and conditions:

(i) Restricted stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and future service requirements), in such installments or otherwise and under such other circumstances as the Committee may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any award document relating to the restricted stock, a participant granted restricted stock shall have all of the rights of a stockholder, including the right to vote the restricted stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee).

(ii) Except as otherwise determined by the Committee, upon termination of service during the applicable restriction period, restricted stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided that the Committee may provide, by rule or regulation or in any award document, or may determine in any individual case, that restrictions or forfeiture conditions relating to restricted stock will lapse in whole or in part, including in the event of terminations resulting from specified causes.

(iii) Restricted stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing restricted stock are registered in the name of the participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such restricted stock, that the Company retain physical possession of the certificates, and that the participant deliver a stock power to the Company, endorsed in blank, relating to the restricted stock.

(iv) Restricted stock shall be issued pursuant to a Restricted Stock Agreement, substantially in the form as attached to the Plan.

Performance Awards. The Committee is authorized to grant phantom stock, sale phantom stock, restricted stock, performance awards, and other stock-based awards as performance awards. Performance awards may be denominated as a cash amount, number of shares of stock, or specified number of other awards (or a combination) which may be earned upon achievement or satisfaction of performance conditions specified by the Committee. In addition, the Committee may specify that any other award shall constitute a performance award by conditioning the right of a participant to exercise the award or have it settled, and the timing thereof, upon achievement or satisfaction of such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce or increase the amounts payable under any award subject to performance conditions.

The performance goal for such performance awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with the terms of the Plan. The performance goal shall be objective, including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.” The Committee may determine that such performance awards shall be granted, exercised and settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and settlement of such performance awards. Performance goals may differ for performance awards granted to any one participant or to different participants.

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One or more of the following business criteria for the Company, on a consolidated basis, shall be used by the Committee in establishing performance goals for such performance awards: (1) revenues; (2) earnings from operations, earnings before or after taxes, earnings before or after interest, depreciation, amortization, incentives, service fees or extraordinary or special items; (3) net income or net income per common share (basic or diluted); (4) return on assets, return on net assets, return on investment, return on capital, or return on equity; (5) cash flow, free cash flow, cash flow return on investment, or net cash provided by operations; (6) economic value created or added; (7) operating margin or profit margin; (8) stock price, dividends or total stockholder return; and (9) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration or value added, product development or introduction, geographic business expansion goals, cost targets, debt reduction, customer satisfaction, employee satisfaction, information technology, and goals relating to acquisitions or divestitures of subsidiaries, affiliates or joint ventures. The targeted level or levels of performance with respect to such business criteria may be established at such levels and in such terms as the Committee may determine, in its discretion, including in absolute terms, as a goal relative to performance in prior periods, or as a goal compared to the performance of one or more comparable companies or an index covering multiple companies.

Achievement of performance goals in respect of such performance awards shall be measured over a performance period as specified by the Committee.

The Committee may establish a performance award pool, which shall be an unfunded pool, for purposes of measuring performance of the Company in connection with performance awards. The amount of such performance award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in the Plan during the given performance period, as specified by the Committee in accordance with the terms of the Plan. The Committee may specify the amount of the performance award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

Settlement of such performance awards shall be in cash, stock, or other property, in the discretion of the Committee.

Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to participants such other awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, stock or factors that may influence the value of stock, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into stock, purchase rights for stock, awards with value and payment contingent upon performance of the Company or business units thereof or any other factors designated by the Committee, and awards valued by reference to the book value of stock or the value of securities of or the performance of specified subsidiaries or other business units. The Committee shall determine the terms and conditions of such awards. Stock delivered pursuant to an award in the nature of a purchase right granted under the Plan shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, stock, other awards, notes, or other property, as the Committee shall determine. Cash awards, as an element of or supplement to any other award under the Plan, may also be granted pursuant to the terms of the Plan.

Change in Control

Effect of “Change in Control” on Non-Performance Based Awards. In accordance with the terms of the Plan, in the event of a “Change in Control,” the following provisions shall apply to non-performance based awards, unless otherwise determined by the Committee at the time of the Change in Control or as otherwise provided in a current employment agreement between the Company and the participant or as otherwise provided in the applicable award agreement:

(i) All deferral of settlement, forfeiture conditions and other restrictions applicable to awards granted under the Plan shall lapse and such awards shall be fully payable as of the time of the Change in Control without regard to deferral and vesting conditions, except to the extent of any waiver by the participant or other express election to defer beyond the Change in Control and subject to applicable restrictions set forth in the Plan;

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(ii) Any award carrying a right to exercise that was not previously exercisable and vested shall become fully exercisable and vested as of the time of the Change in Control and shall remain exercisable and vested for the balance of the stated term of such award without regard to any termination of service by the participant other than a termination for “cause” (as defined in any employment or severance agreement between the Company or its subsidiary and the participant then in effect or, if none, as defined by the Committee and in effect at the time of the Change in Control), subject only to applicable restrictions set forth in the Plan; and

(iii) The Committee may, in its discretion, determine to extend to any participant who holds an option the right to elect, during the 60-day period immediately following the Change in Control, in lieu of acquiring the shares of stock covered by such option, to receive in cash the excess of the Change in Control Price over the exercise price of such option, multiplied by the number of shares of stock covered by such option, and to extend to any participant who holds other types of awards denominated in shares the right to elect, during the 60-day period immediately following the Change in Control, in lieu of receiving the shares of stock covered by such award, to receive in cash the Change in Control Price multiplied by the number of shares of stock covered by such award.

Effect of “Change in Control” on Performance-Based Awards. In the event of a “Change in Control,” with respect to an outstanding award subject to achievement of performance goals and conditions, such performance goals and conditions shall be deemed to be met or exceeded if and to the extent so provided by the Committee in the award document governing such award or other agreement with the participant.

Definition of “Change in Control.” Pursuant to the terms of the Plan, a “Change in Control” is deemed to have occurred if, after the effective date of the Plan, there shall have occurred any of the following:

(i) a complete dissolution or liquidation of the Company, or similar occurrence;

(ii) the consummation of a merger, consolidation, acquisition, separation, reorganization, or similar occurrence, where the Company is not the surviving entity in a single transaction or a series of related transactions;

(iii) a transfer of substantially all of the assets of the Company or more than 50% of the outstanding Common Stock, each in a single transaction or a series of related transactions; or

(iv) the individuals who constitute the Board as of the effective date of the Plan, or who have been recommended for election to the Board by two-thirds of the Board consisting of individuals who are either on the Board as of the effective date of the Plan or such successors, cease for any reason to constitute at least a majority of such Board.

Notwithstanding the foregoing, with respect to any deferred compensation award which is subject to Code Section 409A and with respect to which Section 409A(a)(2)(A)(v) is applicable, a “Change in Control” shall not have been deemed to have occurred unless the requirements of Section 409A(a)(2)(A)(v) have been satisfied.

Definition of “Change in Control Price.” Pursuant to the terms of the Plan, “Change in Control Price” means an amount in cash equal to the amount of cash and fair market value of property that is the highest price per share paid (including extraordinary dividends) in any transaction triggering the Change in Control or any liquidation of shares following a sale of substantially all assets of the Company.

Amendment and Termination

The Board may amend, suspend or terminate the Plan or the Committee’s authority to grant awards under the Plan without the consent of stockholders or participants; provided, however, that any amendment to the Plan shall be submitted to the Company’s stockholders for approval not later than the earliest annual meeting for which the record date is after the date of such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other amendments to the Plan to stockholders for approval and provided further, that, without the consent of an affected participant, no such Board action may materially and adversely affect the rights of such participant under any outstanding award. Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of outstanding awards may not be amended to reduce the exercise price of outstanding options or SARs or cancel outstanding

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Options or SARs in exchange for cash, other awards or options or SARs with an exercise price that is less than the exercise price of the original options or SARs without stockholder approval.

The foregoing description of the Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan, a copy of which is filed as Exhibit 10.1 to this current report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Novo Integrated Sciences, Inc. 2018 Incentive Plan.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Novo Integrated Sciences, Inc.

Dated: January 22, 2018	By:	/s/ Christopher David
Christopher David
President

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